UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 2020

W&T Offshore, Inc.
(Exact name of registrant as specified in its charter)

Texas	1-32414	72-1121985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nine Greenway Plaza, Suite 300 Houston, Texas 77046
(Address of Principal Executive Offices)

(713) 626-8525
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.00001	WTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operation and Financial Condition.

On April 30, 2020, W&T Offshore, Inc. (the “Company,” “we,” “our” or “us”) issued a press release (the “Press Release”) providing an operational update, disclosing additional natural gas hedges and announcing a temporary delay in the filing of its  Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) due to circumstances related to the outbreak of coronavirus disease 2019 (“COVID-19”). The temporary delay in filing of the Quarterly Report is being made pursuant to conditional filing relief granted by order of the U.S. Securities and Exchange Commission (the “SEC”), as described further in this report under Item 8.01. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 2.02 by reference

In the Press Release, the Company announced that it produced 53,553 barrels of oil equivalent per day (“Boe/d”), or 4.9 million Boe (48% liquids), in the first quarter of 2020, near the high end of the range of its previously issued guidance, reflecting a 61% increase from the first quarter of 2019 and slightly higher than the fourth quarter of 2019.  The Company also announced in the Press Release that as a result of production curtailments, proactive efforts to continually reduce costs in the lower price environment and ongoing uncertainty in the commodity markets, the Company has decided to withdraw the 2020 guidance it provided earlier this year and will provide such guidance again when there is more visibility in oil and gas markets.

The information contained in this Current Report on Form 8-K under Item 2.02, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On March 25, 2020, the SEC issued an order (SEC Release No. 34-88465) granting conditional relief to public companies that are unable to timely comply with their SEC filing obligations as a result of the novel COVID-19 outbreak (the “SEC Order”).

The Company will be relying on the SEC Order to delay the filing of its Quarterly Report due to circumstances related to the COVID-19 outbreak. In particular, COVID-19 and related precautionary responses have caused the institution of work-from-home policies for our corporate offices which has limited our employees’ access to our facilities and disrupted our normal interactions and workflows among our accounting, financial and legal personnel and other staff and service providers involved in the completion of our quarterly review and preparation of the Quarterly Report. These restrictions have slowed the completion of our internal quarterly review, including evaluating the various impacts of COVID-19 on our financial statements, and our ability to prepare and complete the Quarterly Report in a timely manner.

The Company plans to file the Quarterly Report on or before June 25, 2020, which is the revised filing deadline provided in the SEC Order. Under the SEC Order, if the Quarterly Report is filed by such revised date, it will be deemed timely filed by the SEC.

In light of the developments related to COVID-19, the Company intends to include the following risk factor discussion in the Quarterly Report, as such discussion may be updated to reflect events subsequent to the date of this report:

The COVID-19 pandemic has affected, and may continue to materially adversely affect, our industry, business, financial condition or results of operations.

The COVID-19 pandemic and related economic repercussions have created significant volatility, uncertainty, and turmoil in the oil and gas industry. The COVID-19 outbreak and the responsive actions to limit the spread of the virus have significantly reduced global economic activity, resulting in a decline in the demand for oil, natural gas, and other commodities. These economic consequences have been a primary cause of the significant supply-and-demand imbalance for oil. The current supply-and-demand imbalance and significantly lower oil pricing may continue to affect us, constraining our ability to store and move production to downstream markets, or affecting future decisions to delay or curtail development activity or temporarily shut-in production which could further reduce cash flow.

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The extent of the impact of the COVID-19 pandemic and any other future pandemic on our business will depend on the nature, spread and duration of the disease, the responsive actions to contain its spread or address its effects, its effect on the demand for oil and natural gas, the timing and severity of the related consequences on commodity prices and the economy more generally, including any recession resulting from the pandemic, among other things.  Any extended period of depressed commodity prices or general economic disruption as a result of the pandemic would adversely affect our business, financial conditions and results of operations.  In addition, the COVID-19 pandemic has heightened the other risks and uncertainties set forth in the “Risk Factors” section of the Company’s 2019 Annual Report on Form 10-K.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. No assurance can be given, however, that these events will occur. These statements are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, continued and future impacts of COVID-19 on our business, suppliers and other business counterparties, market conditions, oil and gas price volatility, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations, uncertainties and other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent Form 10-Q reports found at www.sec.gov or at our website at www.wtoffshore.com under the Investor Relations section. Investors are urged to consider closely the disclosures and risk factors in these reports.

Item 9.01      Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated April 30, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Date: May 4, 2020	By:	/s/ Shahid A. Ghauri
	Name:	Shahid A. Ghauri
	Title	Vice President, General Counsel and Corporate Secretary

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